SECOND AMENDMENT TO
                                CREDIT AGREEMENT

This Second Amendment to Credit Agreement is entered into as of July 13, 2000 (this "Amendment"), by and between IMPERIAL BANK, a California banking corporation ("Bank") and Main Street and Main Incorporated, a Delaware corporation ('`Borrower").

                                    RECITALS

WHEREAS, Borrower and Bank are parties to that certain Credit Agreement dated as of April 2, 1999, as amended (the "Agreement"); and

WHEREAS, each of the parties to this Amendment desire to amend the Agreement in accordance herewith.

                                   AGREEMEMT

NOW. THEREFORE, the parties agree as follows:

A.   Amendments to the Agreement.

     1. The date "July 15, 2000" contained in Section 1.01 (a) of the Agreement is hereby amended to read "July 15, 2001".

     2.   The following Section 1.05 is hereby added to the Agreement

          "1.05 Term Loan Commitment.

     (a) TERM LOAN. Subject to the terms and conditions of this Agreement, Lender shall make available to Borrower a term loan ( "Term Loan ") on July 13, 2000 of Five Million Dollars $5,000,000, the proceeds of which shall be used only for acquisition of Bamboo Club restaurants.

     (b) TERM LOAN NOTE. The interest rate, payment terms, maturity date and certain other terms of the Term Loan shall be contained in a promissory note dated the date of this Agreement, as such may be amended or replaced from time to time."

     3.   Section 4.05 of the Agreement is amended in full to read as follows:

          "4.05 TANGIBLE NET WORTH. Maintain on a quarterly basis a consolidated Tangible Net Worth (defined as total stockholders equity of not less than Twenty Seven Million Dollars ($27,000,000) plus 70% of Borrower's quarterly net income on a cumulative basis .

     4.   The following Section 4.17 is hereby added to the Agreement

          "4.17 RIGHTS OFFERING. All proceeds from that Rights Offering to the recorded holders of Borrower's common stock as of the close of business on July 31, 2000 received by the Borrower shall be applied to repayment of the Term Loan.

B.   Effect of Amendment, Representations and Warranties.

     1.   The Agreement,  as amended  hereby,  shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

     2. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

C.   Conditions Precedent to the Effectiveness of this Amendment

     1. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

     (a.) this Amendment, duly executed by Borrower;

     (b.) a non-refundable documentation fee of Five Hundred Dollars ($500), plus any Bank expenses, including outside counsel fees incurred by the Bank in the preparation of this Amendment;

     (c.) Corporate Resolutions to Borrow;

     (d.) Continuing Guarantees from John Antioco and Bart A. Brown Jr. each in the amount of $5,000,000.

     (e)  A commitment fee in the amount of $25,000

     (f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

D.   Miscellaneous Provisions.

1. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

2. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                        Main Street and Main Incorporated,
                                        a Delaware corporation

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        IMPERIAL BANK,
                                        A California banking corporation

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------